UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 24, 2011
Basic Energy Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation )	1-32693 (Commission File Number)	54-2091194 (IRS Employer Identification No.)

500 W. Illinois, Suite 100 Midland, Texas	79701
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (432) 620-5500
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
     Basic Energy Services, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 24, 2011 in Midland, Texas (the “Annual Meeting”):
(1)	to elect three Class III directors to serve until the annual meeting of stockholders in 2014;

(2)	to approve an amendment to the Fourth Amended and Restated Basic Energy Services, Inc. 2003 Incentive Plan (the “Restated Incentive Plan”) to increase the number of shares of the Company’s common stock authorized for issuance thereunder from 7,100,000 shares to 8,350,000 shares;

(3)	to approve an advisory vote on executive compensation as disclosed in the Company’s proxy statement for the Annual Meeting;

(4)	to approve an advisory vote on the frequency of future advisory votes on executive compensation; and

(5)	to approve the ratification of the appointment of KPMG LLP as the Company’s independent auditor for fiscal year 2011.
     A total of 39,422,968 shares of the Company’s common stock were present at the meeting in person or by proxy, which represented approximately 93% of the outstanding shares of the Company’s common stock as of April 8, 2011, the record date for the Annual Meeting.
     Proposal 1: Director nominees were elected at the Annual Meeting based on the following vote tabulation:

	Votes “For”	Votes “Withheld”	Broker Non-Votes
James S. D’Agostino, Jr.	35,758,942	2,162,089	1,501,937
Kenneth V. Huseman	37,699,926	221,105	1,501,937
Thomas P. Moore, Jr.	37,699,926	221,105	1,501,937
     Proposal 2: The amendment to the Restated Incentive Plan to increase the number of shares of the Company’s common stock authorized thereunder was approved as follows:

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
27,014,630	10,568,978	310,423	1,501,937
     Proposal 3: The advisory vote on executive compensation as disclosed in the proxy statement was approved as follows:

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
32,898,899	4,725,603	296,529	1,501,937
     Proposal 4: The advisory vote on the frequency of future advisory votes on executive compensation was as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
34,747,183	235,778	2,354,214	583,856	1,501,937
     In accordance with the results of this advisory vote, the Company intends to hold future advisory votes on executive compensation, or “say-on-pay” votes, annually.
     Proposal 5: The ratification of the appointment of KPMG LLP as the Company’s independent auditor for fiscal year 2011 was approved as follows:

2

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
39,341,969	28,759	52,240	0

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Basic Energy Services, Inc.
Date: May 26, 2011	By:	/s/ Alan Krenek
		Name:	Alan Krenek
		Title:	Senior Vice President, Chief Financial Officer, Treasurer and Secretary